UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2017

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 13, 2017, Tim Alavathil was appointed as Chief Financial Officer of NeuLion, Inc. (the “Company”).  Mr. Alavathil replaced Trevor Renfield, who resigned from his position as Chief Financial Officer on February 13, 2017.

Mr. Alavathil, 42, was Chief Accounting Officer of the Company from June 3, 2016 to February 13, 2017.  He served as Senior Vice President, Finance of the Company from November 2014 to June 3, 2016 and as Director, Financial Reporting and Accounting of the Company from September 2005 to October 2014.  Mr. Alavathil is a licensed Chartered Public Accountant in Canada and holds a Bachelor of Commerce degree from the University of Toronto.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release dated February 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEULION, INC.

Date: February 13, 2017	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	Chief Executive Officer